SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               February 25, 1999


            STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 1999, providing for the issuance of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1)

                    Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                     333-68513-02                74-2440850
---------------------------        ------------            -------------------
State or Other Jurisdiction        (Commission              (I.R.S. Employer
Of Incorporation)                  File Number)            Identification No.)



     200 Vesey Street
     New York, New York                                          10285
-----------------------                                        ----------
   Address of Principal                                        (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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     Item 5. Other Events

     A. The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $827,525,429 in aggregate principal amount of Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class AX, Class AP, Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2, Class 1-B3, Class 2-B3 and Class R Certificates of its First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1 on February 25, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated February 18, 1999 (the "Group 2 Prospectus Supplement) and the Prospectus Supplement dated February 23, 1999 (the "Group 1 Prospectus Supplement," and together with the Group 2 Prospectus Supplements, the "Prospectus Supplements"), to file a copy of the Trust Agreement (in the form filed as an Exhibit to the Registration Statement) and other material agreeements executed in connection with the issuance of the Certificates.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 1999, between Structured Asset Securities Corporation, as depositor (the "Depositor") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class AX, Class AP, Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2, Class 1-B3, Class 2-B3, Class 1-B4, Class 2-B4, Class 1-B5, Class 2-B5, Class 1-B6, Class 2-B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed rate, fully amortizing, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $833,936,657 as of February 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated February 18, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

     3.1 Trust Agreement, dated as of February 1, 1999, between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

     3.2 Insurance Agreement, dated as of February 1, 1999, among MBIA Insurance Corporation, as Insurer, Structured Asset Securities Corporation, as Depositor, Lehman Capital, a Division of Lehman Brothers Holdings Inc., as Seller, and U.S. Bank National Association, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Purchaser and Structured Asset Securities Corporation, as Seller.

     99.2 Seller's Warranties and Servicing Agreement, dated as of February 1, 1999, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser, and First Nationwide Mortgage Corporation.

     99.3 Mortgage Loan Purchase Agreement, dated as of February 1, 1999, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., and First Nationwide Mortgage Corporation.

     99.4 Assignment and Assumption Agreement, dated as of February 1, 1999, between Lehman Capital, a Division of Lehman Brothers Holdings Inc., as Assignor and First Nationwide Mortgage Corporation, as Assignee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                           CORPORATION



                                        By:/s/ Joseph J. Kelly
                                           ----------------------
                                           Name:  Joseph J Kelly
                                           Title:  Vice President



Dated:  March 5, 1999

                                 EXHIBIT INDEX



Exhibit No.                Description                          Page No.


1.1 Terms Agreement, dated February 18, 1999, between Structured Asset Securities
               Corporation and Lehman Brothers Inc.

4.1            Trust Agreement, dated as of February 1,
               1999, between Structured Asset Securities
               Corporation, as Depositor and U.S. Bank
               National Association, as Trustee.

4.2 Insurance Agreement, dated as of February 1, 1999, among MBIA Insurance Corporation, as Insurer, Structured Asset Securities Corporation, as Depositor, Lehman Capital, a Division of Lehman Brothers Holdings Inc., as Seller, and U.S. Bank National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 1999, between Lehman
               Capital, A Division of Lehman Brothers
               Holdings Inc. and Structured Asset Securities
               Corporation.

99.2 Seller's Warranties and Servicing Agreement, dated as of February 1, 1999, between Lehman
               Capital, A Division of Lehman Brothers
               Holdings Inc., as purchaser, and First
               Nationwide Mortgage Corporation, as seller.

99.3 Mortgage Loan Purchase Agreement, dated as of February 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and First Nationwide Mortgage Corporation.

99.4 Assignment and Assumption Agreement, dated as of February 1, 1999, between Lehman Capital, a Division of Lehman Brothers Holdings Inc, as Assignor, and First Nationwide Mortgage Corporation, as Assignee.